Exhibit 10.12

AMCOL INTERNATIONAL CORPORATION
2010 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the "Award Agreement"), effective as of [Grant Date] (the "Award Date"), is entered into by and between AMCOL International Corporation, a Delaware corporation (the "Company") and [First Name] [Last Name] (the "Grantee").  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the AMCOL International Corporation 2010 Long-Term Incentive Plan (the "Plan").

WHEREAS, the Company desires to reward Grantee for his services to the Company and to encourage him to continue to work for the benefit of the Company in a manner that will benefit all Company stockholders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the Company agrees to award to Grantee Restricted Stock Units under the Plan (the "RSUs"), on the terms and conditions set forth herein and in the Plan.

1.           General.  This Award Agreement and the RSUs awarded herein are subject to all of the provisions of the Plan applicable to restricted stock units.  Unless otherwise provided herein, the Plan provisions are incorporated by reference and made a part hereof to the same extent as if set forth in their entirety herein.  Unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Plan.

Grantee hereby acknowledges receipt of a copy of the Plan and has read the Plan and fully understands its content.  In the event of any conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.           Grant.  The Company hereby grants to Grantee a total of [Shares Granted] restricted stock units (the "Award"), subject to the restrictions set forth in Section 3 hereof and set forth in the Plan.  The RSUs are intended to constitute a Qualified Performance Based Award under Section 14 of the Plan.

3.           Vesting.  The RSUs shall vest as follows, subject to the Grantee's continued employment with the Company or a Subsidiary or Affiliate.  Within sixty (60) days following the end of each annual performance period set forth in (a), (b) and (c) below, the Compensation Committee shall meet and shall certify in writing whether the applicable performance goals have been achieved for each such year.  Any fractional RSUs created by the vesting calculations described below will be rounded down to a whole share number; no fractional shares will be delivered pursuant to this Award.

For purposes of this Award Agreement, [Performance Criteria] will be calculated based on [Insert Definition of Performance Criteria Calculation].

(a)          [Performance Criteria – Year One].  If the Company's [Performance Criteria] for the period from [Insert dates for Performance Period, Year One] is [Insert Performance Criteria Target], one-third of the RSUs will vest as of the date the Compensation Committee certifies performance.

(b)          [Performance Criteria – Year Two].  If the Company's [Performance Criteria] for the period from [Insert dates for Performance Period, Year Two] is [Insert Performance Criteria Target], a total of two-thirds of the RSUs will vest as of the date the Compensation Committee certifies performance, including any RSUs that vested under Section 3(a) above.

(c)           [Performance Criteria – Year Three].  If the Company's [Performance Criteria] for the period from [Insert dates for Performance Period, Year Three] is [Insert Performance Criteria Target], all RSUs that have not yet vested will vest as of the date the Compensation Committee certifies performance (the "Certification Date").

Provided however that if the Company has any material acquisitions or divestitures during the term of this performance period then [Performance Criteria] shall be calculated without including the benefits of any acquired businesses and shall be adjusted to reflect the disposition of any such business(es) by recalculating the performance targets by excluding the projected operating profit and assets, as of year-end [Insert Year] of the divested business(es) for the three year period.  Additionally, [Performance Criteria] will also be adjusted for any asset impairments or restructuring charges.

4.           Termination of Employment.  Except as otherwise provided below, in the event of the Grantee's "separation from service" with the Company and its Subsidiaries and Affiliates within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code for any reason prior to the Certification Date, all of the RSUs not vested on the date of the separation from service shall be forfeited.

(a)           Death or Disability.  If the Grantee's separation from service with the Company and all of its Subsidiaries and Affiliates occurs due to (i) retirement at any age on account of total and permanent disability as determined by the Company or (ii) death, then all of the RSUs that are not vested will vest on the date of the separation from service.

(b)           Retirement.  If the Grantee's separation from service with the Company and all of its Subsidiaries and Affiliates occurs due to (i) retirement on or after Grantee's sixty-fifth birthday or (ii) retirement on or after Grantee's fifty-fifth birthday with consent of the Company, then the RSUs shall vest pro rata based on performance and the date of the separation of service.  In such event, Grantee shall vest in the number of RSUs that are determined by the Compensation Committee to be subject to vesting based on the criteria set forth under Section 3(a), (b) or (c) above, as applicable, multiplied by a fraction, the numerator of which shall be the number of months elapsed between ________, 20__ and the date of the separation from service and the denominator of which shall be 12 with respect to Section 3(a), 24 with respect to Section 3(b) and 36 with respect to Section 3(c).

5.           Change of Control.  If a Change of Control occurs, all of the RSUs that are not vested will vest on the date of the Change of Control.  In addition, if the Company sells a majority of the stock or assets of an operating business segment (a "Segment Change of Control"), and such Segment Change of Control does not otherwise constitute a Change of Control under the Plan, and at the time of the Segment Change of Control, the Grantee is the chief executive officer of such segment, then the Segment Change of Control shall be treated as a Change of Control for the Grantee for purposes of this Award Agreement unless doing so would cause the RSUs to fail to be Qualified Performance Based Awards under Section 14 of the Plan.  For this purpose, an operating business segment shall include each segment (other than the transportation segment) for which segment reporting is included in the Company's most recent filing with the Securities and Exchange Commission.  As of the date of this Award Agreement, the Company has three such operating business segments: Performance Materials; Construction Technologies; and Energy Services.

6.            Forfeiture.  Any RSUs that do not vest pursuant to Section 3, 4 or 5 above shall be forfeited to the Company immediately upon the earlier of (i) the day after the Certification Date, or (ii) the date of separation from service with the Company and its Subsidiaries and Affiliates.

7.           Delivery of Common Stock.  With respect to RSUs vesting pursuant to Section 3 and 4(b) above, the Company will deliver one share of Common Stock of the Company to the Grantee for each vested RSU as soon as reasonably possible following the date the Compensation Committee certifies performance for a performance period, but in no event later than two-and-a-half months following the end of the performance period.  With respect to RSUs vesting pursuant to Section 4(a) or 5 above, the Company will deliver one share of Common Stock of the Company to the Grantee for each vested RSU as soon as reasonably possible following the separation from service or the Change of Control, as applicable, but in no event later than 30 days following such event.

8.            Restrictions.  None of the RSUs may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of.

9.            Rights as Stockholder.  The Grantee shall have no rights as a stockholder with respect to any RSUs, either vested or unvested.  No dividends shall be paid to the Grantee with respect to any RSUs, vested or unvested.  The Grantee will only have stockholder rights after Common Stock is issued in accordance with Section 7 hereof.

10.          Construction.  This Award Agreement is subject to the terms of the Plan and shall be construed in accordance therewith.  All capitalized and undefined terms herein are subject to the definitions contained in the Plan.  The construction and operation of this Award Agreement are governed by the laws of the State of Illinois without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, and any litigation arising out of this Agreement shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

11.          Withholding.  Grantee agrees, as a condition of this Award, to make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of the RSUs or the issuance of the Common Stock.  In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to such events, the Company shall have the right to require such payments from Grantee, or withhold such amounts from other payments due Grantee from the Company or any Subsidiary or Affiliate.

12.          Amendment.  This Award Agreement may be amended at any time by written agreement between the Company and Grantee. Any such amendment shall be made pursuant to a resolution of the Compensation Committee of the Company's Board of Directors.

13.          Severability.  In the event that any provision or portion of this Award Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Award Agreement shall be unaffected thereby and shall remain in full force and effect.

14.          No Retention Rights.  Nothing herein contained shall confer on the Grantee any right with respect to continuation of employment by the Company, or interfere with the right of the Company to terminate at any time the employment of the Grantee.

15.          Counterparts.  This Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.          Entire Agreement.  This Award Agreement supersedes and cancels all prior written or oral agreements and understandings relating to the terms of this Award Agreement.  This Award Agreement and the RSUs granted hereunder are subject to the Clawback provision of the Plan (Section 22) as well as any Company Clawback Policy in effect as of the date of this Award Agreement or as subsequently amended, modified or replaced.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company by one of its duly authorized officers has executed this Award Agreement as of the day and year first above written.

AMCOL INTERNATIONAL CORPORATION

By:

Its:

Please indicate your acceptance of the terms and conditions of this Award Agreement by signing in the space provided below and returning a signed copy of this Award Agreement to the Company.

BY SIGNING BELOW, YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE RECEIVED A COPY OF THE PLAN AND ARE FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, INCLUDING THE TERMS AND PROVISIONS OF THIS AWARD AGREEMENT.  YOU HAVE REVIEWED THE PLAN AND THIS AWARD AGREEMENT IN THEIR ENTIRETY, HAVE HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AWARD AGREEMENT AND FULLY UNDERSTAND ALL PROVISIONS OF THIS AWARD AGREEMENT.  FINALLY, YOU HEREBY AGREE TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE ADMINISTRATOR UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AWARD AGREEMENT.

The undersigned hereby accepts, and agrees to, all terms and provisions of this Award Agreement and the Plan as they pertain hereto.

GRANTEE

____________________________________

[First Name] [Last Name]

Date: __________________

AMCOL INTERNATIONAL CORPORATION
2010 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the "Award Agreement"), effective as of [Grant Date] (the "Award Date"), is entered into by and between AMCOL International Corporation, a Delaware corporation (the "Company") and [First Name] [Last Name] (the "Grantee").  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the AMCOL International Corporation 2010 Long-Term Incentive Plan (the "Plan").

WHEREAS, the Company desires to reward Grantee for his services to the Company and to encourage him to continue to work for the benefit of the Company in a manner that will benefit all Company stockholders.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the Company agrees to award to Grantee Restricted Stock Units under the Plan (the "RSUs"), on the terms and conditions set forth herein and in the Plan.

1.           General.  This Award Agreement and the RSUs awarded herein are subject to all of the provisions of the Plan applicable to restricted stock units.  Unless otherwise provided herein, the Plan provisions are incorporated by reference and made a part hereof to the same extent as if set forth in their entirety herein.  Unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Plan.

Grantee hereby acknowledges receipt of a copy of the Plan and has read the Plan and fully understands its content.  In the event of any conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.            Grant.  The Company hereby grants to Grantee a total of [Shares Granted] restricted stock units (the "Award").

3.            Vesting.  The RSUs shall vest on [Vesting Schedule], subject to the Grantee's continued employment with the Company or a Subsidiary or Affiliate.

4.            Termination of Employment.  Except as otherwise provided below, in the event of the Grantee's "separation from service" with the Company and its Subsidiaries and Affiliates within the meaning of Section 409A(a)(2)(A)(i) of the Internal Revenue Code for any reason prior to the Certification Date, all of the RSUs not vested on the date of the separation from service shall be forfeited.

(a)           Death or Disability.  If the Grantee's separation from service with the Company and all of its Subsidiaries and Affiliates occurs due to (i) retirement at any age on account of total and permanent disability as determined by the Company or (ii) death, then all of the RSUs that are not vested will vest on the date of the separation from service.

5.           Change of Control.  If a Change of Control occurs, all of the RSUs that are not vested will vest on the date of the Change of Control.  In addition, if the Company sells a majority of the stock or assets of an operating business segment (a "Segment Change of Control"), and such Segment Change of Control does not otherwise constitute a Change of Control under the Plan, and at the time of the Segment Change of Control, the Grantee is the chief executive officer of such segment, then the Segment Change of Control shall be treated as a Change of Control for the Grantee for purposes of this Award Agreement.  For this purpose, an operating business segment shall include each segment (other than the transportation segment) for which segment reporting is included in the Company's most recent filing with the Securities and Exchange Commission.  As of the date of this Award Agreement, the Company has three such operating business segments: Performance Materials; Construction Technologies; and Energy Services.

6.            Forfeiture.  Any RSUs that do not vest pursuant to Section 3, 4 or 5 above shall be forfeited to the Company immediately upon the date of separation from service with the Company and its Subsidiaries and Affiliates.

7.            Delivery of Common Stock.  Upon vesting the Company will deliver one share of Common Stock of the Company to the Grantee for each vested RSU.

8.            Restrictions.  None of the RSUs may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of.

9.            Rights as Stockholder.  The Grantee shall have no rights as a stockholder with respect to any RSUs, either vested or unvested.  No dividends shall be paid to the Grantee with respect to any RSUs, vested or unvested.  The Grantee will only have stockholder rights after Common Stock is issued in accordance with Section 7 hereof.

10.          Construction.  This Award Agreement is subject to the terms of the Plan and shall be construed in accordance therewith.  All capitalized and undefined terms herein are subject to the definitions contained in the Plan.  The construction and operation of this Award Agreement are governed by the laws of the State of Illinois without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, and any litigation arising out of this Agreement shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

11.          Withholding.  Grantee agrees, as a condition of this Award, to make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of the RSUs or the issuance of the Common Stock.  In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to such events, the Company shall have the right to require such payments from Grantee, or withhold such amounts from other payments due Grantee from the Company or any Subsidiary or Affiliate.

12.          Amendment.  This Award Agreement may be amended at any time by written agreement between the Company and Grantee. Any such amendment shall be made pursuant to a resolution of the Compensation Committee of the Company's Board of Directors.

13.          Severability.  In the event that any provision or portion of this Award Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Award Agreement shall be unaffected thereby and shall remain in full force and effect.

14.          No Retention Rights.  Nothing herein contained shall confer on the Grantee any right with respect to continuation of employment by the Company, or interfere with the right of the Company to terminate at any time the employment of the Grantee.

15.          Counterparts.  This Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.          Entire Agreement.  This Award Agreement supersedes and cancels all prior written or oral agreements and understandings relating to the terms of this Award Agreement.  This Award Agreement and the RSUs granted hereunder are subject to the Clawback provision of the Plan (Section 22) as well as any Company Clawback Policy in effect as of the date of this Award Agreement or as subsequently amended, modified or replaced.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company by one of its duly authorized officers has executed this Award Agreement as of the day and year first above written.

AMCOL INTERNATIONAL CORPORATION

By:

Its:

Please indicate your acceptance of the terms and conditions of this Award Agreement by signing in the space provided below and returning a signed copy of this Award Agreement to the Company.

BY SIGNING BELOW, YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE RECEIVED A COPY OF THE PLAN AND ARE FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, INCLUDING THE TERMS AND PROVISIONS OF THIS AWARD AGREEMENT.  YOU HAVE REVIEWED THE PLAN AND THIS AWARD AGREEMENT IN THEIR ENTIRETY, HAVE HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AWARD AGREEMENT AND FULLY UNDERSTAND ALL PROVISIONS OF THIS AWARD AGREEMENT.  FINALLY, YOU HEREBY AGREE TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE ADMINISTRATOR UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AWARD AGREEMENT.

The undersigned hereby accepts, and agrees to, all terms and provisions of this Award Agreement and the Plan as they pertain hereto.

GRANTEE

____________________________________

[First Name] [Last Name]

Date: __________________